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                                                                Exhibit 99.10(a)

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the reference to our firm under the captions "Financial Highlights" in the Prospectus and "Auditors" in the Statement of Additional Information and to the incorporation by reference of our reports on UBS Retirement Money Fund dated August 6, 2004 in this Registration Statement (Form N1-A No. 811-3503) of UBS RMA Money Fund Inc.

                                                           /s/ Ernst & Young LLP
                                                           ---------------------
                                                               ERNST & YOUNG LLP

New York, New York
August 25, 2004